UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2008

THE PRINCETON REVIEW, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2315 Broadway
New York, New York 10024
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (212) 874-8282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     Attached as Exhibit 99.1 is a copy of a press release of The Princeton Review, Inc. (the “Company”) dated March 11, 2008, announcing certain financial results for the Company’s fiscal period ended December 31, 2007.
     The information set forth under this “Item 2.02 — Results of Operations and Financial Condition,” including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
     (a) On March 6, 2008, the Company determined that certain historical financial statements of the Company did not properly account for deferred income taxes relating to goodwill and intangibles that are amortizable for tax purposes but not accounting purposes. The appropriate adjustment to those financial statements results in an increase in the Company’s deferred tax liabilities at December 31, 2006, 2005 and 2004 of $3.7 million, $3.0 million and $2.4 million, respectively. In addition, the appropriate adjustment to the financial statements results in an increase in the Company’s loss from continuing operations for the years ended December 31, 2006, 2005 and 2004 of $666,000, $672,000 and $2.4 million respectively. The Company believes that the appropriate manner in which to correct these errors is to restate previously issued financial statements for fiscal years ended December 31, 2006 and December 31, 2005 and for the 2007 quarterly periods ended March 31, June 30 and September 30. Accordingly, the Company’s previously issued financial statements covering such periods should no longer be relied upon because of such errors.
     On March 6, 2008, the Company’s Audit Committee discussed the matters disclosed in this Item 4.02 with management and Grant Thornton LLP (the Company’s current independent registered public accounting firm), and management discussed these matters with Ernst & Young LLP (the Company’s prior independent registered public accounting firm). Grant Thornton LLP and Ernst & Young LLP concurred with the Company’s conclusion to restate prior periods.
     The Company intends to file the restated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 10-K”). The 2007 10-K will include a restated footnote on quarterly financial data and comprehensive disclosure of the restatement and the impact on previously issued financial statements. The Company will also file amended Forms 10-Q for each of the three fiscal quarters of 2007 reflecting these restatements.
     A reconciliation of the Company’s financial statements as originally reported to the restated amounts is attached hereto as Exhibit 99.2 and is incorporated in this item 4.02(a) by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
99.1	Press release dated March 11, 2008.

99.2	Reconciliation of previously issued financial statements to restated amounts.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.
Dated: March 11, 2008
/s/ Neal S. Winneg Name: Neal S. Winneg
Title: Executive Vice President

3